UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


  Date of Report (Date of earliest event reported) February 14, 2007


                   URANIUM HUNTER CORPORATION
     (Exact name of registrant as specified in its charter)

                Commission file number 000-51700


Nevada                                                            N/A
(State or other jurisdiction                         (I.R.S. Employer
of incorporation)                                 Identification No.)

70 East Beaver Creek, Unit 30
Richmond Hill, Ontario, Canada                                L4B 3B2
(Address of principal                                      (Zip Code)
executive offices)


Registrant's telephone number, including area code: (905) 882-7076

                       Brownsville Company
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03  Amendments  to Articles of Incorporation  or  Bylaws;
Change in Fiscal Year.

     As previously reported, on February 1, 2007, our Board of Directors declared a 2 for 1 forward stock split to our stockholders of record as of February 14, 2007. Pursuant thereto, we filed a Certificate of Change with the Secretary of State of Nevada effective as of February 14, 2007. As a result, as of February 14, 2007, our authorized common stock has increased from 225,000,000 shares of common stock with a par value of $0.001 per share to 450,000,000 shares of common stock with a par value of $0.001 per share. Our issued and outstanding common stock has increased from 32,160,000 shares to 64,320,000 shares of common stock.

     Contemporaneously with the 2 for 1 forward stock split, we have changed the name of the corporation from "Brownsville Company" to "Uranium Hunter Corporation". As previously reported, the Board of Directors previously adopted a resolution to change the name of the corporation and the holders of shares representing a majority of our outstanding voting stock have given their written consent to the corporate name change. Pursuant thereto, we filed a Certificate of Amendment to our Articles of Incorporation effective as of February 14, 2007.


Item 8.01 Other Events.

     The forward stock split and corporate name change described under Item 5.03 became effective with the OTCBB at the opening of trading on February 14, 2007 under the new stock symbol "URHN".
Our new CUSIP number is 917003105.   The stock split is a
mandatory exchange payable to stockholders upon surrender of their pre-split stock certificates.


Item 9.01  Financial Statements and Exhibits.

Exhibits:

     99.1 Certificate of Change filed with the Secretary of State of Nevada effective on February 14, 2007

     99.2 Certificate of Amendment filed with the Secretary of State of Nevada effective on February 14, 2007

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                URANIUM HUNTER CORPORATION
                                (Registrant)


Dated:     February 15, 2007    By:  /s/ Adam  Cegielski
                                Name:    Adam Cegielski
                                Title:   President   and   Chief
                                         Executive Officer